UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2015
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

875 E. Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On March 2, 2015, Artisan Partners Asset Management Inc. (the “Company”) issued a press release reporting certain information about the Company’s assets under management as of February 28, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 8.01, including the exhibit incorporated herein by reference, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall be deemed incorporated by reference in the Company’s filings under the Securities Act of 1933, as amended.
The preliminary assets under management information included in the exhibit to this report on Form 8-K has been prepared by, and is the responsibility of, the Company’s management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary assets under management information. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release of Artisan Partners Asset Management Inc. dated March 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artisan Partners Asset Management Inc.
Date: March 2, 2015

By:	/s/ Charles J. Daley, Jr.
Name:	Charles J. Daley, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer